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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors

SonoSite, Inc.:

     We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                            /s/ KPMG LLP



Seattle, Washington
May 10, 2002